MONOLITHIC SYSTEM TECHNOLOGY, INC.
MST
COMMON STOCK
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
CUSIP 609842 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS IS TO CERTIFY THAT
is the owner of
fully paid and non-assessable shares, $.01 par value, of the COMMON STOCK of MONOLITHIC SYSTEM TECHNOLOGY, INC.
(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
VICE PRESIDENT AND SECRETARY
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK MINNESOTA, N.A.
TRANSFER AGENT
AND REGISTRAR
BY



AUTHORIZED SIGNATURE

MONOLITHIC SYSTEM TECHNOLOGY, INC.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-
TEN ENT-
JT WROS-
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACTD                   Custodian
                                     (Cust)                              (Minor)
                            under Uniform Gifts to Minors
                            Act
                                                          (State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(Please print or typewrite name and address including postal zip code of assignee) Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.
Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.